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                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                October 25, 2002



                            HARVARD BIOSCIENCE, INC.
             (Exact Name of Registrant as specified in its charter)



         Delaware                     0-31923                    04-3306140
(State or other jurisdiction     (Commission File            (I.R.S. Employer
     of incorporation)                Number)                Identification No.)



                 84 October Hill Road, Holliston, MA 01746-1371
              (Address of principal executive offices and zip code)

                                 (508) 893-8999
              (Registrant's telephone number, including area code)


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         This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws. Reliance should not be placed on forward-looking statements because they involve known and unknown risks and uncertainties which may cause the actual results, performance, and achievements of the Company to differ materially from the anticipated future results, performance and achievements that are expressed or implied by such forward-looking statements. Additional information concerning these risks and uncertainties is contained in the section entitled "Important Factors That May Affect Future Operating Results" of the Company's Annual Report on Form 10-K for the year ended December 31, 2001. The Company disclaims any obligation to update any of the forward-looking statements contained herein to reflect future developments or events.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Effective October 25, 2002, Harvard Bioscience, Inc., a Delaware corporation (the "Company"), completed its acquisition of Genomic Solutions Inc., a Delaware corporation ("Genomic Solutions"), by merging Genomic Solutions with and into the Company's wholly-owned subsidiary, HAG Acq. Corp., a Delaware corporation ("HAG"). The merger was consummated pursuant to an Agreement and Plan of Merger, dated as of July 17, 2002, by and among the Company, HAG and Genomic Solutions (the "Merger Agreement"). Subsequent to the merger, HAG filed an amendment to its corporate charter, changing HAG's name to Genomic Solutions Inc.

         The purchase price for Genomic Solutions consisted of approximately 3,200,000 shares of common stock of the Company and approximately $9,000,000 in cash. The amount of the purchase price was determined pursuant to the Merger Agreement. The Company used general working capital to fund the cash payments that were made in connection with the merger. The merger is being accounted for as a purchase transaction.

         Prior to the merger, Genomic Solutions used its assets in the development, manufacturing and sale of instruments, consumables and software for the life sciences research and drug discovery markets. The Company intends to continue to use the assets it acquired in the merger for this purpose. The Merger Agreement, including the purchase price, was negotiated at arm's length between the Company and Genomic Solutions. Neither the Company nor any director or officer of the Company was affiliated with or had a material relationship with Genomic Solutions.

         Effective October 28, 2002, Jeffrey S. Williams, the former President and Chief Executive Officer of Genomic Solutions, who will remain with Genomic Solutions as its President, was appointed to the Board of Directors of Harvard Bioscience, Inc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The information required by Items 7(a) and 7(b) of this form (the Financial Statements of the Business Acquired and the Pro Forma Financial Information) in connection with the merger


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of Harvard Bioscience, Inc. and Genomic Solutions Inc., has been previously reported, within the meaning of Rule 12b-2 of the Securities Exchange Act of 1934, in the Company's Registration Statement on Form S-4 (Registration Statement No. 333-98927), filed with the Securities and Exchange Commission on August 29, 2002 and amended on September 17, 2002, with respect to the audited consolidated financial statements and the interim unaudited condensed consolidated financial statements of the business acquired and the unaudited pro forma condensed combined financial information of the combined company and is incorporated by reference herein. Accordingly, pursuant to General Instruction
B.3 of Form 8-K, the Financial Information is not filed herewith.


          (c)  Exhibits.

          2.1 Agreement and Plan of Merger by and among Harvard Bioscience, Inc., HAG Acq. Corp. and Genomic Solutions Inc., dated as of July 17, 2002 (incorporated herein by reference to Exhibit 2.4 to the Company's Registration Statement on Form S-4 filed on August 29, 2002 and amended on September 17, 2002, File No. 333-98927)
          99.1 Press release dated October 24, 2002
          99.2 Press release dated October 25, 2002













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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   November 7, 2002                            HARVARD BIOSCIENCE, INC.



                                                     By:    /s/ David Green
                                                        ------------------------
                                                           David Green
                                                           President














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                                  EXHIBIT INDEX


          2.1 Agreement and Plan of Merger by and among Harvard Bioscience, Inc., HAG Acq. Corp. and Genomic Solutions Inc., dated as of July 17, 2002 (incorporated herein by reference to Exhibit 2.4 to the Company's Registration Statement on Form S-4 filed on August 29, 2002 and amended on September 17, 2002, File No. 333-98927)
          99.1 Press release dated October 24, 2002
          99.2 Press release dated October 25, 2002





















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